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                                                                     EXHIBIT 1.1

                  Incorporated under the laws of the State of

                                    DELAWARE


               NUMBER                                       SHARES
               PD-__                                      *Specimen*


                             UNITEDGLOBALCOM, INC.
   7% SERIES D SENIOR CUMULATIVE CONVERTIBLE PREFERRED STOCK, $.01 PAR VALUE



          This Certifies that _______________________________________________is the owner of ___________________ Shares of the Capital Stock of UnitedGlobalCom, Inc. transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

          In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this ______ day of __________ A.D. 19___




_________________________                          ________________________
       Secretary                                     Senior Vice President
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                           [REVERSE OF CERTIFICATE]



                                  CERTIFICATE
                                      FOR



                                     Shares
                                       of
                                 Capital Stock


                                   Issued To

                                 ______________
                                     Dated
                              ____________________



          For Value Received, ____________ hereby sell, assign and transfer unto ________________________________ Shares of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________ Attorney to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

          Dated ___________________________ 19__

               In presence of __________________